THE ALGER AMERICAN FUND

     SUPPLEMENT DATED SEPTEMBER 24, 2004 TO THE PROSPECTUS DATED MAY 1, 2004


This supplement amends the section of the Prospectus titled "Management and Organization - Portfolio Managers" as described below, and is in addition to any existing supplements of the Fund.

1. The biography of David Hyun is deleted, and Teresa McRoberts and Patrick Kelly are named as co-portfolio managers for Alger American Leveraged AllCap Portfolio.

Ms. McRoberts has been employed by the Manager as a Senior Vice President and portfolio manager since October 2001, prior to which she was a portfolio manager and partner at Maximus Capital from April 2001 until October 2001, a Vice President and portfolio manager at Morgan Stanley Dean Witter from June 1998 to March 2001 and a principal of that firm from December 2000 to March 2001. Ms. McRoberts had previously been employed by the Manager as a Vice President and senior analyst from July 1994 until May 1998.

Mr. Kelly, CFA, has been employed by the Manager as a research associate from July 1999 to February 2001, as an Assistant Vice President and associate analyst from February 2001 to September 2001, as a Vice President and analyst from September 2001 to September 2004, and as a Senior Vice President and portfolio manager since September 2004.

In addition, Dan C. Chung, President and Chief Investment Officer of the Manager, who had been co-portfolio manager of Alger American Growth Portfolio with Mr. Hyun, is named as sole portfolio manager for that Fund.

2. The biography of Alison Barbi is deleted from the Prospectus, and Steven Thumm is named as a co-portfolio manager, with Kevin Collins, of Alger American Balanced Fund. Mr. Thumm was previously a trader and co-portfolio manager of Alger American Balanced Fund from May 1994 to February 2001. Mr. Thumm has been a senior trader with the Manager since February 2001, other than from June 2001 to September 2001 during which he was head of equity trading for JLF Asset Management.